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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2003


                           THE LACLEDE GROUP, INC.
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           (Exact name of registrant as specified in its charter)

            Missouri                    1-16681                 74-2976504
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 (State or other jurisdiction         (Commission              (IRS Employer
         of incorporation)            File Number)          Identification No.)

    720 Olive Street              St. Louis, Missouri              63101
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (314) 342-0500
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                                    NONE
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        (Former name or former address, if changed since last report)





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Item 7.           Exhibits

         See the Index to Exhibits.




Item 9.           Regulation FD Disclosure

         At the Company's annual meeting of its shareholders today, the Company's officers will be delivering the presentation attached as Exhibit 1.







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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE LACLEDE GROUP, INC.
                                 (Registrant)



                                By: /s/ Barry C. Cooper
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                                    Barry C. Cooper
                                    Chief Financial Officer



January 30, 2003
    (Date)




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                              Index to Exhibits


Exhibit No.
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    1           Presentation at The Laclede Group's annual meeting of
                shareholders.